Exhibit 10.4

FIRST AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT

This First Amendment to the Exclusive License Agreement (this “Amendment”) is made effective as of March 31, 2009 (the “Effective Date”) between Alphatec Spine, Inc., a Delaware corporation with a principal place of business at 5818 El Camino Real, Carlsbad, California 92008 (“Licensee”) and Stout Medical Group LP, a limited partnership company organized under the laws of the state of Delaware, and having a place of business at 410 East Walnut Street, Suite #8, Perkasie, Pennsylvania 18944 (“Licensor”). Licensee and Licensor are each hereafter referred to individually as a “Party” and together as the “Parties”.

WHEREAS, Reference is made to that certain Exclusive License Agreement dated September 11, 2007, between the Parties (the “Agreement”).

WHEREAS, The Parties desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the Parties hereto, the Parties hereto agree as follows:

1.	AMENDMENTS

1.1 Amendment and Restatement of Section 4.1.4. Section 4.1.4 of the Agreement is hereby deleted and replaced in its entirety with the following language:

“4.1.4 Minimum Royalties. Licensee shall pay Licensor the following minimum annual royalty amounts with respect to Licensed Products in each twelve (12)-month period listed next to such amount. No minimum annual royalty described in this Subsection 4.1.4 shall be credited against or otherwise reduce any other amounts payable hereunder. In the event that the sum of the earned royalties on Net Sales timely paid in accordance with Subsection 4.1.3 above with respect to any twelve (12)-month period determined in accordance with the table below is less than the minimum annual royalty for such twelve (12)-month period as also determined in accordance with the table below, the obligation to pay the difference to Licensor shall accrue on the last day of such twelve (12)-month period and shall be payable by Licensee no later than [***] days following the end of such twelve (12)-month period:

Twelve (12)-Month Period	Minimum Annual Royalty
[***]	[***]

[***]	[***]

[***]	[***]

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(a) It is the agreement of the Parties that Licensee will make interim minimum royalty payments with respect to the first twelve (12)-month period following the Minimum Trigger Date as follows: with respect to each of the first three (3)-month periods during the twelve (12)-month period commencing on the Minimum Trigger Date (e.g. if the Minimum Trigger Date is January 1, 2010, the first such three (3)-month period would commence on January 1, 2010 and end March 31, 2010, the second would commence April 1, 2010 and end June 30, 2010, etc.), if the royalty amounts paid to Licensor pursuant to Section 4.1.3 for such three (3)-month period are less than [***], then within thirty (30) days of the end of such a three (3)-month period Licensee shall pay to Licensor the difference (it being anticipated that the payments under this paragraph and under Section 4.1.3 shall be coordinated and made at the same time).

(b) Licensor shall make the royalty payment contemplated by Section 4.1.3 following the last three (3)-month period during the twelve (12)-month period commencing on the Minimum Trigger Date. After making such payment:

(i) if all amounts then previously paid pursuant to paragraph (a) of this Section plus such Section 4.1.3 payment with respect to the last three (3)-month period during the twelve (12)-month period commencing on the Minimum Trigger Date (the aggregate amount of such payments the “Prior Payments”) are less than [***] then within forty five (45) days of the end of such last three (3)-month period Licensee shall pay to Licensor the difference; and

(ii) if the Prior Payments are in excess of both: (i) the amounts paid pursuant to Section 4.1.3 for all four three (3)-month period during the twelve (12)-month period commencing on the Minimum Trigger Date and (ii) [***], then within forty five (45) days of the end of such last three (3)-month period Licensor shall pay to Licensee whichever excess is smaller.”

1.2 Amendment and Restatement of Subsection 9.2.2. Subsection 9.2.2 of the Agreement is hereby deleted and replaced in their entirety with the following language:

“9.2.2 Licensor’s Termination Rights Based on Non-pursuit of Regulatory Filing. In the event that the Licensee (i) fails to use commercially reasonable efforts to as promptly as possible obtain approval of a Licensed Product under its current 510(k) application with the FDA (other than by reason of the FDA imposing an impracticable clinical trial requirement in connection with the grant of such approval) or (ii) terminates or permits to lapse its current 510(k) application with the FDA with respect to a Licensed Product, and Licensee thereafter fails either (1) to use commercially reasonable efforts to as promptly as possible thereafter (a) to file a new 510(k) application with the FDA with respect to a Licensed Product, or (b) to initiate an Investigational Device Exemption with the FDA with respect to a Licensed Product (a “Regulatory Filing”); or (2) to make a Regulatory Filing within [***] of the date that the Licensee terminates or permits to lapse its current 510(k) application with the FDA with respect to a Licensed Product, and such failure, termination or lapse is not caused by a breach of this Agreement by Licensor giving the Company a right of termination under Section 9.2.1 hereof, then Licensor shall be entitled to terminate the Agreement by giving Licensee [***] written notice; provided that if during such [***] notice period the Licensee (i) makes a Regulatory Filing, or (ii) gives Licensor written notice that it desires to continue this license (the Continuation Notice”)

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

such termination shall be ineffective and void ab initio. In the event Licensee sends the Continuation Notice, Licensee hereby agrees to make the following payments to Licensor (each of which shall be credited against any amounts due to the Licensor pursuant to Section 4.1.4):

(a) [***], within thirty (30) days of the end of the first three (3)-month period following the date of the Continuation Notice;

(b) [***], within thirty (30) days of the end of the second three (3)-month period following the date of the Continuation Notice;

(c) [***], within thirty (30) days of the end of the third three (3)-month period following the date of the Continuation Notice; and

(d) [***], within thirty (30) days of the end of the fourth three (3)-month period following the date of the Continuation Notice.

If during the period following the delivery of the Continuation Notice, the Licensee makes a Regulatory Filing, and provided Licensee is using commercially reasonable efforts to obtain approval from the FDA of the Licensed Product covered by such Regulatory Filing, the payment amounts set forth in Sections 9.2.2(a)-(d) shall not be in effect following the date of such Regulatory Filing.

If within [***] after the date of the Continuation Notice, the Company has not made a Regulatory Filing, the termination of this Agreement shall be effective without further action by the Parties as of the end of such fourteen (14)-month period.”

1.3 Addition of new Subsection 9.2.3. A new Subsection 9.2.3 of the Agreement are hereby added as follows:

“9.2.3 Voluntary Termination. Licensee shall have the right to terminate this Agreement effective as of the first day of any calendar year upon not less than ninety (90) days prior written notice to Licensor.”

2.	MISCELLANEOUS

In the event of any conflict between the provisions of this Amendment and the Agreement, the provisions of this Amendment shall prevail. Other than as set forth in this Amendment, the remainder of the Agreement shall remain in full force and effect.

[Signatures Follow]

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representative.

ALPHATEC SPINE, INC.		STOUT MEDICAL GROUP, LP:
By: Stout Medical Group, Inc.
Its: General Partner

By:	/s/ Dirk Kuyper	By:	/s/ Tom Molz
Name:	Dirk Kuyper	Name:	Tom Molz
Title:	President and CEO	Title:	President and CEO

4

Portions of this Exhibit were omitted, as indicated by [***], and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.